SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                           July 9, 2004 (July 1, 2004)


                         FASTFUNDS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Nevada                       333-1026D                       87-0425514
----------------------------    ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
of Incorporation)                                         Identification Number)



                       11100 Wayzata Boulevard, Suite 111
                              Minnetonka, MN 55305
                   -------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (952) 541-0455


                              SEVEN VENTURES, INC.
                      4685 South Highland Drive, Suite 202
                           Salt Lake City, Utah 84117
                   -------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  Other Events

On July 1, 2004, FastFunds Financial Corporation issued a press release announcing that its board of directors had authorized and effected a change in the company's name from Seven Ventures, Inc. to FastFunds Financial Corporation. The name change was effective by filings made with the Nevada Secretary of State on June 29, 2004.

On July 8, 2004, FastFunds Financial Corporation issued a press release announcing that its symbol for trading of the Company's common stock on the Over-the-Counter Bulletin Board had changed from "SVVI" to "FFFC".

These press releases are attached hereto as exhibits and are incorporated herein in their entirety.

ITEM 7. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1 Press Release dated July 1, 2004.
Exhibit 99.2 Press Release dated July 8, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FASTFUNDS FINANCIAL CORPORATION



Date: July 9, 2004                    By:    /s/ Thomas B. Olson
                                          ------------------------------------
                                               Thomas B. Olson, Secretary